Noncontrolling Interest in Subsidiary	12 Months Ended
Dec. 31, 2018
Non-controlling Interest in Subsidiary [Abstract]
Noncontrolling Interest in Subsidiary

11.Non-controlling Interest in Subsidiary

The Company owns 51% of Mare Success S.A., the holding-company of two Panamanian registered companies which own respectively the vessels Maya and Inca. 49% of Mare Success S.A. is owned by an affiliate of one of the Company’s major charterers. Mare Success S.A. is fully consolidated in the accompanying financial statements. There have been no transactions between the 49% owner and the Company since the incorporation of Mare Success S.A., whereas approximately 7.5% of the Company’s 2018 revenue (9.5% in 2017 and 7.4% in 2016) was generated by the charterer affiliated to the 49% owner.